UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21507

Wells Fargo Advantage Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Utilities and High Income Fund

Annual Report

August 31, 2013

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utilities and High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Utilities and High Income Fund for the 12-month period that ended August 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, however, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program led to higher interest rates, resulting in losses for bond indexes and volatility for stock indexes. However, increased confidence that the U.S. economy was staging a fragile recovery, combined with resilience in European economies, resulted in double-digit returns for major U.S. stock market indexes for the 12-month reporting period. The resilient economy also helped support high-yield bonds, which benefited from low default rates.

Central banks continued to provide stimulus.

Major central banks, including the Fed and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. In the United States, throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. The FOMC continued its policy of monetary easing into 2013. However, indications in May 2013 that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. Even though comments by Fed Chairman Ben Bernanke and other members of the FOMC helped lend clarity to the central bank’s plans, the markets remained unsettled through the end of the reporting period.

European markets benefited from the ECB’s September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout throughout the period. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. Moreover, in May 2013, the ECB cut its key rate to a historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a solid 2.8% annualized rate in the third quarter of 2012 but fell back to a 0.1% annualized rate in the fourth quarter. Many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012, a view that was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013 and a 2.5% annualized rate in the second quarter 2013. Even the stubbornly high unemployment rate showed signs of improvement, declining from 7.8% in September 2012 to 7.3% in August 2013. The main drawback was the federal budget sequestration that took effect on March 1, 2013, and had the potential to dampen economic growth.

Letter to shareholders (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	3

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Dividend-paying stocks, including utilities, initially outperformed as investors continued to seek out yield in a historically low-yielding environment. After the Fed began to signal the end of its bond-buying program in May 2013, however, utilities and other dividend-paying stocks sold off as investors anticipated a rise in interest rates. The utilities sector ended the 12-month period with moderate gains that were less than the return of the S&P 500 Index1. In the fixed-income market, the rising interest rates that followed the Fed’s taper talk resulted in negative returns for investment-grade bonds for the 12-month period. However, high-yield bond indexes posted single-digit gains, continuing to benefit from their more generous yields and a relatively low default rate.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Timothy P. O’Brien, CFA

Phillip Susser

Average annual total return1 (%) as of August 31, 2013

	1 year	5 year	Since inception 4-28-2004
Based on market value	8.93	(1.49)	7.09
Based on net asset value (NAV) per share	12.44	2.60	7.83

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s gross and net expense ratios for the year ended August 31, 2013, were 1.25% and 1.25%, respectively, which includes 0.21% of interest expense.

Comparison of NAV vs. market value since inception[2]

The Fund is leveraged through a secured debt borrowing facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector. Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valution, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions. If brokerage commissions were included, the returns would be lower.

2.	This chart does not reflect any brokerage commissions. Dividends and distributions have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	5

MANAGER’S DISCUSSION

The Fund’s return was 8.93% during the 12 months ended August 31, 2013, based on market value. During the same period, the Fund’s return based on NAV was 12.44%.

Overview

The Fund was positioned defensively throughout the 12-month period, though somewhat less defensively in the second half compared with the first half. While the interest rate outlook was favorable for most of the year, as soon as the U.S. Federal Reserve began to talk of reducing (or tapering) its pace of bond purchases, interest rates rose and both bonds and bond surrogates, such as utilities and telecommunication services stocks, sold off. In the domestic utility space, the Fund was more focused on fully regulated integrated and network utilities and relatively less exposed to utility companies with direct or indirect commodity risk. The Fund continued to maintain exposure to European utility and telecommunication services issuers in anticipation of a nascent recovery in Europe.

The equity allocation of the Fund continued to be managed with a focus on income generation. The Fund’s equity investment process includes a dividend capture strategy, which is used in an attempt to achieve the Fund’s primary investment objective of high current income. In employing dividend capture, a fund purchases a stock before an ex-dividend date, becomes entitled to the dividend, and then typically sells the stock on or after the stock’s ex-dividend date. This may result in a lack of capital appreciation over time, which may also lead to erosion in the value of the fund. Dividend capture may also increase the portfolio turnover rate and related transaction costs of the fund.

High-yield bonds continued to benefit from rising stock prices (as high-yield bonds often trade in sympathy with stocks), relatively low volatility, and strong investor interest due to a dearth of attractive income opportunities. More recently, the market gave back some of its gains due to the effect of rising U.S. Treasury yields on fixed-income assets. Even though many companies that issue high-yield debt were successful at cutting costs and raising cash flow over the past year, the increased use of debt to fund acquisitions and pay dividends resulted in higher average leverage ratios. On the whole, credit fundamentals deteriorated. However, on the positive side, historically low interest rates and a wave of refinancings have kept companies’ interest costs low and have extended near-term maturities.

Ten largest holdings[3] (%) as of August 31, 2013
SCANA Corporation	3.86
Deutsche Post AG	3.84
American Electric Power Company Incorporated	3.79
Suez Environnement Company SA	3.63
NextEra Energy Incorporated	3.56
ITC Holdings Corporation	3.54
Great Plains Energy Incorporated	3.39
Southern California Edison	3.27
Northeast Utilities	3.26
The Williams Companies Incorporated	3.21

Credit quality[4] as of August 31, 2013

Contributors to performance

In the equity portfolio, on balance, the Fund’s European issuers contributed to performance, with Deutsche Post AG, Vodafone Group plc, and Hera SpA as particular standouts. In the domestic utility space, ITC Holdings Corporation; Spectra Energy Corporation; and NextEra Energy Incorporated were significant contributors. The Fund also participated in the strong appreciation of the high-yield bond market with a position in Springleaf Finance Corporation, the largest contributor to performance.

Detractors from performance

In the equity portfolio, detractors on the foreign side included Telefonica Brasil SA, which was exacerbated by a modest decline in the currency exchange rate. Domestic laggards included American Electric Power Company Incorporated; Great Plains Energy Incorporated; Williams Companies Incorporated; Edison International; and The Southern Company.

Specific holdings in the high-yield component lagged the broader high-yield market as a result of the Fund’s lower risk profile. Holding relatively shorter average-life bonds and cash detracted in a market that rewarded higher-risk issues.

6	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Country allocation[5] as of August 31, 2013

Management outlook

We are now seeing what appears to be a modest economic recovery in the U.S. While stronger economic growth should be positive for utilities suffering from weak sales, stronger economic growth could also eventually result in rising interest rates as monetary stimulus is withdrawn, and such a scenario would be a headwind for utility stocks. Longer term, fundamentals for regulated network operators remain robust, while the outlook for utilities with significant commodity price exposure remains challenging.

There are two main scenarios we see for high yield going forward. In our view, the more likely scenario is that the economy would continue to improve while U.S. Treasury yields continue to rise. In that case, high-yield bonds would most likely outperform other fixed-income asset classes. In the other scenario, which we believe is less likely, some external event leads to a sharp increase in credit spreads. We see several potential long-term imbalances that could reignite systemic risks and lead to a sell-off in high yield and various other asset classes, including the high government debt and deficit levels in most of the developed world, a potential real estate and municipal debt bubble in China, and persistent trade and current account deficits or surpluses among various countries around the globe. Ultimately, though, we believe that high yield’s relative performance will be driven by corporate fundamentals and default rates.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Credit quality is subject to change and is calculated based on the total market value of bonds held by the Fund. The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings. Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

5.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	7

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/utilitiesandhighincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 61.01%

Consumer Discretionary: 1.99%

Media: 1.99%
DISH Network Corporation	50,000	$2,248,000	1.99%

Energy: 6.90%

Oil, Gas & Consumable Fuels: 6.90%
EQT Corporation	15,000	1,285,800	1.14
Spectra Energy Corporation	75,000	2,483,250	2.20
The Williams Companies Incorporated	100,000	3,624,001	3.21
Other securities		401,186	0.35

		7,794,237	6.90

Financials: 0.26%

Commercial Banks: 0.26%
Other securities		301,061	0.26

Industrials: 3.90%

Air Freight & Logistics: 3.83%
Deutsche Post AG	150,000	4,335,844	3.83

Building Products: 0.07%
Other securities		77,040	0.07

Information Technology: 0.27%

Internet Software & Services: 0.27%
Other securities		302,956	0.27

Telecommunication Services: 6.37%

Diversified Telecommunication Services: 2.50%
BCE Incorporated	16,000	655,360	0.58
Telefonica Brasil ADR	110,000	2,170,300	1.92

		2,825,660	2.50

Wireless Telecommunication Services: 3.87%
Shenandoah Telecommunications Company	40,000	686,000	0.61
Tele2 AB Class B	79,200	994,569	0.88
VimpelCom Limited ADR	100,000	1,073,000	0.95
Vodafone Group plc ADR	50,000	1,617,500	1.43

		4,371,069	3.87

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2013

Security name			Shares	Value	Percent of net assets

Utilities: 41.32%

Electric Utilities: 27.83%
American Electric Power Company Incorporated			100,000	$4,280,000	3.79%
Duke Energy Corporation			30,514	2,001,718	1.77
Edison International			75,000	3,441,750	3.05
Enel SpA			200,000	659,445	0.58
Great Plains Energy Incorporated			175,000	3,836,000	3.39
IDACORP Incorporated			25,000	1,196,750	1.06
ITC Holdings Corporation			45,000	4,000,050	3.54
NextEra Energy Incorporated			50,000	4,018,000	3.55
Northeast Utilities			90,000	3,687,300	3.26
NV Energy Incorporated			75,000	1,758,750	1.56
The Southern Company			60,000	2,497,200	2.21
Other securities				75,566	0.07

				31,452,529	27.83

Gas Utilities: 0.02%
Other securities				20,168	0.02

Multi-Utilities: 11.67%
CenterPoint Energy Incorporated			50,000	1,146,500	1.02
Hera SpA			1,200,000	2,365,330	2.09
Public Service Enterprise Group Incorporated			50,000	1,621,000	1.43
Sempra Energy			19,900	1,679,958	1.49
Suez Environnement Company SA			275,000	4,098,293	3.63
Veolia Environnement SA			137,000	2,116,493	1.87
Other securities				153,975	0.14

				13,181,549	11.67

Water Utilities: 1.80%
American Water Works Company Incorporated			50,000	2,037,000	1.80

Total Common Stocks (Cost $53,269,988)				68,947,113	61.01

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 29.98%

Consumer Discretionary: 7.40%

Auto Components: 0.63%
Other securities				712,594	0.63

Distributors: 0.11%
Other securities				128,800	0.11

Diversified Consumer Services: 0.64%
Other securities				728,137	0.64

Hotels, Restaurants & Leisure: 2.64%
CCM Merger Incorporated 144A	9.13%	5-1-2019	$465,000	485,925	0.43
Greektown Superholdings Incorporated Series A	13.00	7-1-2015	550,000	577,500	0.51
Other securities				1,913,817	1.70

				2,977,242	2.64

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Household Durables: 0.04%
Other securities				$50,469	0.04%

Media: 2.73%
Other securities				3,080,749	2.73

Specialty Retail: 0.61%
Other securities				688,676	0.61

Consumer Staples: 0.08%

Food Products: 0.08%
Other securities				94,500	0.08

Energy: 5.61%

Energy Equipment & Services: 1.67%
Other securities				1,885,946	1.67

Oil, Gas & Consumable Fuels: 3.94%
Other securities				4,447,177	3.94

Financials: 5.60%

Commercial Banks: 0.42%
Other securities				480,157	0.42

Consumer Finance: 3.69%
Ally Financial Incorporated	8.30%	2-12-2015	$825,000	891,000	0.79
JBS USA Finance Incorporated	11.63	5-1-2014	420,000	441,000	0.39
Nielsen Finance LLC Company	7.75	10-15-2018	515,000	560,063	0.50
Other securities				2,274,599	2.01

				4,166,662	3.69

Diversified Financial Services: 0.51%
Other securities				578,000	0.51

Insurance: 0.04%
Other securities				45,338	0.04

Real Estate Management & Development: 0.16%
Other securities				175,438	0.16

REITs: 0.78%
Dupont Fabros Technology Incorporated	8.50	12-15-2017	565,000	596,075	0.53
Other securities				285,908	0.25

				881,983	0.78

Health Care: 1.41%

Health Care Equipment & Supplies: 0.10%
Other securities				114,675	0.10

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Health Care Providers & Services: 1.28%
Other securities				$1,441,745	1.28%

Health Care Technology: 0.03%
Other securities				35,525	0.03

Industrials: 1.72%

Aerospace & Defense: 0.13%
Other securities				148,500	0.13

Air Freight & Logistics: 0.18%
Other securities				199,875	0.18

Airlines: 0.16%
Other securities				184,352	0.16

Commercial Services & Supplies: 0.54%
Other securities				607,998	0.54

Machinery: 0.25%
Other securities				285,938	0.25

Professional Services: 0.15%
Other securities				166,500	0.15

Trading Companies & Distributors: 0.22%
Other securities				248,513	0.22

Transportation Infrastructure: 0.09%
Other securities				98,200	0.09

Information Technology: 2.11%

Communications Equipment: 0.18%
Other securities				203,825	0.18

Electronic Equipment, Instruments & Components: 0.68%
Jabil Circuit Incorporated	8.25%	3-15-2018	$620,000	730,050	0.64
Other securities				44,881	0.04

				774,931	0.68

Internet Software & Services: 0.02%
Other securities				18,975	0.02

IT Services: 1.16%
SunGard Data Systems Incorporated	7.38	11-15-2018	515,000	547,188	0.48
Other securities				760,150	0.68

				1,307,338	1.16

Software: 0.07%
Other securities				80,963	0.07

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Materials: 0.45%

Chemicals: 0.06%
Other securities				$69,875	0.06%

Containers & Packaging: 0.24%
Other securities				267,425	0.24

Paper & Forest Products: 0.15%
Other securities				171,301	0.15

Telecommunication Services: 3.77%

Diversified Telecommunication Services: 1.91%
Other securities				2,156,108	1.91

Wireless Telecommunication Services: 1.86%
Sprint Capital Corporation	6.88%	11-15-2028	$1,100,000	992,750	0.88
Sprint Capital Corporation	8.75	3-15-2032	220,000	225,500	0.20
Other securities				889,308	0.78

				2,107,558	1.86

Utilities: 1.83%

Electric Utilities: 0.92%
Mirant Mid-Atlantic LLC Series C	10.06	12-30-2028	438,432	485,564	0.43
Other securities				550,619	0.49

				1,036,183	0.92

Gas Utilities: 0.24%
Other securities				269,788	0.24

Independent Power Producers & Energy Traders: 0.67%
Other securities				757,792	0.67

Total Corporate Bonds and Notes (Cost $32,788,972)				33,875,751	29.98

	Dividend yield		Shares

Preferred Stocks: 19.09%

Financials: 0.08%

Diversified Financial Services: 0.08%
Other securities				91,645	0.08

Telecommunication Services: 1.96%

Diversified Telecommunication Services: 1.96%
Qwest Corporation	7.00		90,000	2,210,400	1.96

Utilities: 17.05%

Electric Utilities: 9.29%
Duke Energy Corporation	5.13		130,000	2,754,700	2.44
Indianapolis Power & Light Company	5.65		20,000	2,025,626	1.79

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2013

Security name	Dividend yield		Shares	Value	Percent of net assets

Electric Utilities (continued)
Interstate Power & Light Company	5.10%		50,000	$1,046,500	0.92%
SCE Trust I	5.63		23,000	503,010	0.44
Southern California Edison	6.50		34,908	3,691,521	3.27
Wisconsin Public Service	5.08		4,804	484,904	0.43

				10,506,261	9.29

Multi-Utilities: 7.76%
DTE Energy Company Series Q	5.25		100,000	2,081,000	1.84
Integrys Energy Group ±†	6.00		95,000	2,327,500	2.06
SCANA Corporation	7.70		165,000	4,357,650	3.86

				8,766,150	7.76

Total Preferred Stocks (Cost $22,730,805)				21,574,456	19.09

	Interest rate	Maturity date	Principal

Term Loans: 2.69%
Texas Competitive Electric Holdings LLC	3.71	10-10-2014	$1,471,940	1,000,359	0.88
Other securities				2,040,122	1.81

Total Term Loans (Cost $3,398,555)				3,040,481	2.69

Warrants: 0.08%

Utilities: 0.08%

Electric Utilities: 0.00%
Other securities				184	0.00

Gas Utilities: 0.08%
Other securities				84,160	0.08

Total Warrants (Cost $42,480)				84,344	0.08

Yankee Corporate Bonds and Notes: 1.73%

Consumer Discretionary: 0.06%

Media: 0.06%
Other securities				69,256	0.06

Energy: 0.07%

Oil, Gas & Consumable Fuels: 0.07%
Other securities				75,659	0.07

Financials: 0.10%

Consumer Finance: 0.10%
Other securities				114,950	0.10

Health Care: 0.13%

Pharmaceuticals: 0.13%
Other securities				143,888	0.13

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	13

Security name			Value	Percent of net assets

Information Technology: 0.31%

Computers & Peripherals: 0.31%
Other securities			$350,563	0.31%

Materials: 0.24%

Metals & Mining: 0.17%
Other securities			188,813	0.17

Paper & Forest Products: 0.07%
Other securities			77,250	0.07

Telecommunication Services: 0.82%

Diversified Telecommunication Services: 0.78%
Other securities			877,713	0.78

Wireless Telecommunication Services: 0.04%
Other securities			51,875	0.04

Total Yankee Corporate Bonds and Notes (Cost $1,908,001)			1,949,967	1.73

	Yield	Shares

Short-Term Investments: 2.18%

Investment Companies: 2.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.09%	2,462,946	2,462,946	2.18

Total Short-Term Investments (Cost $2,462,946)			2,462,946	2.18

Total investments in securities
(Cost $116,601,747) *			131,935,058	116.76%
Other assets and liabilities, net			(18,933,937)	(16.76)

Total net assets			$113,001,121	100.00%

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for unfunded term loans.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $117,313,761 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$19,080,389
Gross unrealized depreciation	(4,459,092)

Net unrealized appreciation	$14,621,297

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utilities and High Income Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$129,472,112
In affiliated securities, at value (see cost below)	2,462,946

Total investments, at value (see cost below)	131,935,058
Foreign currency, at value (see cost below)	1,993,925
Receivable for investments sold	659,442
Receivable for dividends and interest	1,430,515

Total assets	136,018,940

Liabilities
Dividends payable	692,078
Payable for investments purchased	42,933
Secured borrowing payable	22,003,939
Advisory fee payable	74,209
Due to other related parties	6,184
Accrued expenses and other liabilities	198,476

Total liabilities	23,017,819

Total net assets	$113,001,121

NET ASSETS CONSIST OF
Paid-in capital	$151,438,236
Overdistributed net investment income	(678,412)
Accumulated net realized losses on investments	(53,070,864)
Net unrealized gains on investments	15,312,161

Total net assets	$113,001,121

NET ASSET VALUE PER SHARE
Based on $113,001,121 divided by 9,231,183 shares issued and outstanding (unlimited number of shares authorized)	$12.24

Investments in unaffiliated securities, at cost	$114,138,801

Investments in affiliated securities, at cost	$2,462,946

Total investments, at cost	$116,601,747

Foreign currency, at cost	$2,016,498

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	15

Investment income
Dividends*	$6,498,731
Interest	2,888,580
Income from affiliated securities	7,635

Total investment income	9,394,946

Expenses
Advisory fee	804,428
Administration fee	67,036
Custody and accounting fees	23,848
Professional fees	83,873
Shareholder report expenses	61,290
Trustees’ fees and expenses	19,448
Transfer agent fees	30,118
Interest expense	234,588
Secured borrowing fees	10,898
Other fees and expenses	66,653

Total expenses	1,402,180

Net investment income	7,992,766

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	274,386
Net change in unrealized gains (losses) on investments	4,651,266

Net realized and unrealized gains (losses) on investments	4,925,652

Net increase in net assets resulting from operations	$12,918,418

* Net of foreign dividend withholding taxes in the amount of	$603,221

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utilities and High Income Fund	Statement of changes in net assets

	Year ended August 31, 2013	Year ended August 31, 2012

Operations
Net investment income	$7,992,766	$7,992,913
Net realized gains (losses) on investments	274,386	(4,406,056)
Net change in unrealized gains (losses) on investments	4,651,266	4,675,015

Net increase in net assets resulting from operations	12,918,418	8,261,872

Distributions to shareholders from
Net investment income	(8,307,863)	(8,292,871)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	63,685	211,885

Total increase in net assets	4,674,240	180,886

Net assets
Beginning of period	108,326,881	108,145,995

End of period	$113,001,121	$108,326,881

Overdistributed net investment income	$(678,412)	$(753,857)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	17

Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,918,418

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(97,857,808)
Proceeds from sale of securities	95,139,771
Amortization	(68,242)
Proceeds from short-term investment securities, net	5,839,900
Increase in receivables for dividends and interest	(172,683)
Increase in receivable for investments sold	(659,442)
Decrease in prepaid expenses and other assets	11,533
Decrease in payable for investments purchased	(35,051)
Decrease in advisory fee payable	(2,521)
Decrease in due to other related parties	(210)
Increase in accrued expenses and other liabilities	51,351
Change in unrealized gains (losses) on investments	(4,651,266)
Net realized gains on investments	(274,386)

Net cash provided by operating activities	10,239,364

Cash flows from financing activities:
Cash distributions paid	(8,243,795)
Decrease in secured borrowing	(1,680)

Net cash used in financing activities	(8,245,475)

Net increase in cash	1,993,889

Cash (including foreign currency):
Beginning of period	$36

End of period	$1,993,925

Supplemental cash disclosure:
Cash paid for interest	$232,908

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$63,685

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utilities and High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.74	$11.75	$11.23	$11.38	$17.50
Net investment income	0.87 [1]	0.87 [1]	0.99 [1]	0.59 [1]	0.97 [1]
Net realized and unrealized gains (losses) on investments	0.53	0.02	0.43	0.41	(5.29)

Total from investment operations	1.40	0.89	1.42	1.00	(4.32)
Distributions to shareholders from
Net investment income	(0.90)	(0.90)	(0.90)	(0.53)[1]	(1.00)[1]
Tax basis return of capital	0.00	0.00	0.00	(0.62)[1]	(0.80)[1]

Total distributions to shareholders	(0.90)	(0.90)	(0.90)	(1.15)	(1.80)
Net asset value, end of period	$12.24	$11.74	$11.75	$11.23	$11.38
Market value, end of period	$12.04	$11.92	$11.03	$11.23	$12.49
Total return based on market value[2]	8.93%	17.03%	5.99%	(1.24)%	(30.46)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.25%	1.20%	1.24%	2.52%	3.44%
Net expenses[3]	1.25%	1.20%	1.24%	1.52%	2.25%
Net investment income	7.11%	7.48%	8.14%	5.19%	8.75%
Supplemental data
Portfolio turnover rate	65%	48%	64%	59%	137%
Net assets, end of period (000s omitted)	$113,001	$108,327	$108,146	$103,245	$103,687

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,136	$5,866	$5,916	$5,693	$5,713

1.	Calculated based upon average shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

3.	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2013	0.21%
Year ended August 31, 2012	0.25%
Year ended August 31, 2011	0.25%
Year ended August 31, 2010	0.19%
Year ended August 31, 2009	0.70%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	19

1. ORGANIZATION

The Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On August 31, 2013, fair value pricing was used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any

20	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

significant changes to the input considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	21

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to consent fees, foreign currency transactions and bond premiums. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$2,250	$390,542	($392,792)

As of August 31 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2017	2018	No expiration
		Short-term
$20,548,693	$27,435,579	$4,033,372

As of August 31, 2013, the Fund had $341,205 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

22	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$54,076,078	$14,871,035	$0	$68,947,113
Preferred stocks	15,372,405	6,202,051	0	21,574,456
Warrants	0	84,344	0	84,344
Corporate bonds and notes	0	33,875,751	0	33,875,751
Term loans	0	2,129,548	910,933	3,040,481
Yankee corporate bonds and notes	0	1,949,967	0	1,949,967
Short-term investments
Investment companies	2,462,946	0	0	2,462,946
	$71,911,429	$59,112,696	$910,933	$131,935,058

Transfers in and transfers out are recognized at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management) and Crow Point Partners, LLC are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2013 and August 31, 2012, the Fund issued 5,359 and 18,219 shares, respectively.

6. BORROWINGS

The Fund has borrowed approximately $22 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million which expires on February 24, 2014, at which point it may be renegotiated and potentially renewed for another one-year term. At August 31, 2013, the Fund had secured borrowings outstanding in the amount of $22,003,939 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. During year ended August 31, 2013, an effective interest rate of 1.05% was incurred on the borrowings. Interest expense of $234,588, representing 0.21% of the Fund’s average daily net assets, was incurred during the year ended August 31, 2013.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	23

The Fund has pledged all of its assets to secure the borrowings and pays a commitment fee at an annual rate equal to 0.15% of average daily unutilized amounts of the $25 million commitment amount. The secured borrowing fees on the Statement of Operations represents structuring fees and commitment fees. Of this amount, $5,635 represents structuring fees.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2013 were $90,015,334 and $81,307,192, respectively.

As of August 31, 2013, the Fund had unfunded term loan commitments of $14,850.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,307,863 and $8,292,871 of ordinary income for the years ended August 31, 2013 and August 31, 2012, respectively.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$70,828	$14,600,146	$(341,205)	$(52,017,644)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in the utilities industry and, therefore, may be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in any industry.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration Date	Record Date	Payable Date	Per share amount
August, 15, 2013	September 17, 2013	October 1, 2013	$0.075
September 27, 2013	October 15, 2013	November 1, 2013	$0.075
October 25, 2013	November 14, 2014	December 2, 2013	$0.075

The final determination of the source of all distributions in the current year is subject to change and will be made after calendar year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to change based on tax regulations. These distributions are not reflected in the accompanying financial statements.

24	Wells Fargo Advantage Utilities and High Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utilities and High Income Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 32.09% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $4,144,828 of income dividends paid during the fiscal year ended August, 31, 2013, has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2013, $2,279,573 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2004	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

28	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	29

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the performance Universe. The Board also considered these results in comparison to the performance of funds in a custom peer group that was determined by Funds Management to be similar to the Fund (the “Custom Peer Group”).

The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe, the Fund’s benchmark, the ERH Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, and the Custom Peer Group for the one-year period under review. The Board also noted that the performance of the Fund was lower than the Universe, the benchmark and the Custom Peer Group for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe, the benchmark and the Custom Peer Group for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. Funds Management advised the Board that the Fund’s focus on short duration, shorter maturity credits and an underweight to long-dated bonds detracted from performance relative to the Universe, the Custom Peer Group and the benchmark. The Board also noted the positive performance of the Fund relative to the Universe, the benchmark and the Custom Peer Group for the more recent one-year period under review. The Board was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board also considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Lipper to select the funds in the expense Group. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with that of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the median rate for the Fund’s expense Group. The Board and Funds Management agreed to extend the Fund’s advisory fee waiver to February 2014.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and WellsCap. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be

30	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

necessary separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

The Board also received separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board did not deem the profits reported by Crow Point to be at a level that would prevent it from approving the continuation of the sub-advisory agreement with Crow Point.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is the case with many other closed-end funds, there are no breakpoints in the Management Rate. The Board further noted that, although the Fund would not share in any potential economies of scale through contractual breakpoints, fee waiver and expense reimbursement arrangements can also be a means of sharing potential economies of scale with the Fund. The Board noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including WellsCap, or Crow Point, or to operate other products and services that follow investment strategies similar to those of the Fund).

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

Automatic dividend reinvestment plan	Wells Fargo Advantage Utilities and High Income Fund	31

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

32	Wells Fargo Advantage Utilities and High Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. This material is being prepared by Wells Fargo Funds Distributor, LLC. Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219216 10-13 AUHIF/AR134 08-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Advantage Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2013	Fiscal year ended August 31, 2012
Audit fees	$48,680	$47,490
Audit-related fees	—	—
Tax fees (1)	3,740	3,650
All other fees	—	—

	$52,420	$51,140

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended 2012 in the amount of $1,700 was billed on December 2012 and is included in the fiscal year ended August 31, 2013 value. Excise tax fees for fiscal year ended 2011 in the amount of $1,660 was billed on December 2011 and is included in the fiscal year ended August 31, 2012 value.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A summary portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form. The complete portfolio of investments for Wells Fargo Advantage Utilities and High Income Fund is filed under this Item.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks: 61.01%

Consumer Discretionary: 1.99%

Media: 1.99%
DISH Network Corporation	50,000	$2,248,000

Energy: 6.90%

Oil, Gas & Consumable Fuels: 6.90%
EQT Corporation	15,000	1,285,800
Kinder Morgan Incorporated	10,577	401,186
Spectra Energy Corporation	75,000	2,483,250
The Williams Companies Incorporated	100,000	3,624,001

		7,794,237

Financials: 0.26%

Commercial Banks: 0.26%
Natixis	69,900	301,061

Industrials: 3.90%

Air Freight & Logistics: 3.83%
Deutsche Post AG	150,000	4,335,844

Building Products: 0.07%
Ameresco Incorporated Class A †	9,000	77,040

Information Technology: 0.27%

Internet Software & Services: 0.27%
AOL Incorporated	9,200	302,956

Telecommunication Services: 6.37%

Diversified Telecommunication Services: 2.50%
BCE Incorporated	16,000	655,360
Telefonica Brasil SA ADR	110,000	2,170,300

		2,825,660

Wireless Telecommunication Services: 3.87%
Shenandoah Telecommunications Company	40,000	686,000
Tele2 AB Class B	79,200	994,569
VimpelCom Limited ADR	100,000	1,073,000
Vodafone Group plc ADR	50,000	1,617,500

		4,371,069

Utilities: 41.32%

Electric Utilities: 27.83%
American Electric Power Company Incorporated	100,000	4,280,000
Chesapeake Utilities Corporation	200	10,442
Duke Energy Corporation	30,514	2,001,718
Edison International	75,000	3,441,750

2	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name			Shares	Value

Electric Utilities (continued)
Enel SpA			200,000	$659,445
Entergy Corporation			1,000	63,230
Great Plains Energy Incorporated			175,000	3,836,000
IDACORP Incorporated			25,000	1,196,750
ITC Holdings Corporation			45,000	4,000,050
NextEra Energy Incorporated			50,000	4,018,000
Northeast Utilities			90,000	3,687,300
NV Energy Incorporated			75,000	1,758,750
Pepco Holdings Incorporated			100	1,894
The Southern Company			60,000	2,497,200

				31,452,529

Gas Utilities: 0.02%
New Jersey Resources			200	8,616
South Jersey Industries Incorporated			200	11,552

				20,168

Multi-Utilities: 11.67%
CenterPoint Energy Incorporated			50,000	1,146,500
Dominion Resources Incorporated			300	17,505
Hera SpA			1,200,000	2,365,330
MDU Resources Group Incorporated			500	13,350
Public Service Enterprise Group Incorporated			50,000	1,621,000
Sempra Energy			19,900	1,679,958
Suez Environnement Company SA			275,000	4,098,293
Veolia Environnement SA			137,000	2,116,493
Wisconsin Energy Corporation			3,000	123,120

				13,181,549

Water Utilities: 1.80%
American Water Works Company Incorporated			50,000	2,037,000

Total Common Stocks (Cost $53,269,988)				68,947,113

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 29.98%

Consumer Discretionary: 7.40%

Auto Components: 0.63%
Allison Transmission Incorporated 144A	7.13%	5-15-2019	$340,000	357,850
Cooper Tire & Rubber Company	7.63	3-15-2027	205,000	195,775
Goodyear Tire & Rubber Company	7.00	5-15-2022	25,000	25,531
United Rentals North America Incorporated	5.75	7-15-2018	125,000	133,438

				712,594

Distributors: 0.11%
LKQ Corporation 144A	4.75	5-15-2023	140,000	128,800

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Diversified Consumer Services: 0.64%
Ceridian Corporation 144A	11.00%	3-15-2021	$10,000	$11,550
Service Corporation International 144A	5.38	1-15-2022	10,000	9,713
Service Corporation International	6.75	4-1-2016	100,000	108,125
Service Corporation International	7.00	6-15-2017	25,000	27,438
Service Corporation International	7.50	4-1-2027	351,000	379,080
Service Corporation International	7.63	10-1-2018	25,000	28,406
Service Corporation International	8.00	11-15-2021	40,000	45,700
Sotheby’s 144A	5.25	10-1-2022	125,000	118,125

				728,137

Hotels, Restaurants & Leisure: 2.64%
Ameristar Casinos Incorporated	7.50	4-15-2021	260,000	278,200
Burger King Corporation	9.88	10-15-2018	75,000	84,375
CCM Merger Incorporated 144A	9.13	5-1-2019	465,000	485,925
CityCenter Holdings LLC	7.63	1-15-2016	100,000	105,625
CityCenter Holdings LLC	10.75	1-15-2017	270,431	291,389
DineEquity Incorporated	9.50	10-30-2018	350,000	389,375
Greektown Superholdings Incorporated Series A	13.00	7-1-2015	550,000	577,500
Greektown Superholdings Incorporated Series B	13.00	7-1-2015	150,000	157,500
NAI Entertainment Holdings LLC 144A	5.00	8-1-2018	150,000	151,875
NAI Entertainment Holdings LLC 144A	8.25	12-15-2017	43,000	46,578
Penn National Gaming Incorporated	8.75	8-15-2019	75,000	82,125
Ruby Tuesday Incorporated	7.63	5-15-2020	135,000	135,000
Scientific Games Corporation	9.25	6-15-2019	60,000	64,875
Speedway Motorsports Incorporated	6.75	2-1-2019	120,000	126,900

				2,977,242

Household Durables: 0.04%
American Greetings Corporation	7.38	12-1-2021	25,000	24,375
Tempur Sealy International Incorporated	6.88	12-15-2020	25,000	26,094

				50,469

Media: 2.73%
Allbritton Communications Company	8.00	5-15-2018	150,000	162,000
Cablevision Systems Corporation	8.63	9-15-2017	145,000	164,938
CCO Holdings LLC	5.75	1-15-2024	10,000	9,275
CCO Holdings LLC	6.50	4-30-2021	200,000	202,500
Cinemark USA Incorporated	7.38	6-15-2021	75,000	80,813
CSC Holdings LLC	7.63	7-15-2018	45,000	51,188
CSC Holdings LLC	7.88	2-15-2018	75,000	85,125
CSC Holdings LLC	8.63	2-15-2019	125,000	143,750
DISH DBS Corporation	5.13	5-1-2020	25,000	24,188
DISH DBS Corporation	7.88	9-1-2019	115,000	129,663
DreamWorks Animation SKG Incorporated 144A	6.88	8-15-2020	115,000	118,163
EchoStar DBS Corporation	7.13	2-1-2016	50,000	54,500
Gray Television Incorporated	7.50	10-1-2020	260,000	274,300
Lamar Media Corporation	5.88	2-1-2022	75,000	75,563
Lamar Media Corporation	7.88	4-15-2018	130,000	138,938

4	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Lamar Media Corporation Series C	9.75%	4-1-2014	$25,000	$26,063
LIN Television Corporation	6.38	1-15-2021	25,000	25,000
LIN Television Corporation	8.38	4-15-2018	150,000	160,125
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	15,000	15,600
Local TV Finance LLC 144A	9.25	6-15-2015	425,000	430,313
Lynx I Corporation 144A	5.38	4-15-2021	25,000	24,375
Lynx II Corporation 144A	6.38	4-15-2023	25,000	24,813
National CineMedia LLC	6.00	4-15-2022	170,000	173,400
National CineMedia LLC	7.88	7-15-2021	50,000	54,000
Nexstar Broadcasting Group Incorporated 144A	6.88	11-15-2020	95,000	95,950
Regal Cinemas Corporation	8.63	7-15-2019	285,000	308,156
Regal Entertainment Group	5.75	6-15-2023	30,000	28,050

				3,080,749

Specialty Retail: 0.61%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	40,000	38,800
Ahern Rentals Incorporated 144A	9.50	6-15-2018	85,000	87,125
Hot Topic Incorporated 144A	9.25	6-15-2021	5,000	5,075
Limited Brands Incorporated	6.63	4-1-2021	25,000	26,563
Penske Auto Group Incorporated	5.75	10-1-2022	80,000	79,200
RadioShack Corporation	6.75	5-15-2019	165,000	122,925
Rent-A-Center Incorporated	6.63	11-15-2020	145,000	152,613
Sonic Automotive Incorporated	5.00	5-15-2023	20,000	18,500
Toys “R” Us Property Company II LLC	8.50	12-1-2017	150,000	157,875

				688,676

Consumer Staples: 0.08%

Food Products: 0.08%
Hawk Acquisition Incorporated 144A	4.25	10-15-2020	100,000	94,500

Energy: 5.61%

Energy Equipment & Services: 1.67%
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	25,000	26,500
Dresser-Rand Group Incorporated	6.50	5-1-2021	90,000	95,625
Era Group Incorporated	7.75	12-15-2022	185,000	185,000
Gulfmark Offshore Incorporated	6.38	3-15-2022	320,000	324,000
Hornbeck Offshore Services Incorporated 144A	5.00	3-1-2021	220,000	210,100
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	40,000	40,500
NGPL PipeCo LLC 144A	7.77	12-15-2037	370,000	318,200
Northern Tier Energy LLC 144A	7.13	11-15-2020	100,000	99,000
Oil States International Incorporated	6.50	6-1-2019	164,000	173,020
PHI Incorporated	8.63	10-15-2018	380,000	401,375
Pride International Incorporated	8.50	6-15-2019	10,000	12,626

				1,885,946

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 3.94%
CVR Refining LLC 144A	6.50%	11-1-2022	$100,000	$96,000
Denbury Resources Incorporated	4.63	7-15-2023	25,000	22,313
Denbury Resources Incorporated	6.38	8-15-2021	25,000	26,188
Denbury Resources Incorporated	8.25	2-15-2020	140,000	154,000
El Paso Corporation	6.50	9-15-2020	45,000	47,383
El Paso Corporation	7.00	6-15-2017	75,000	83,485
El Paso Corporation	7.25	6-1-2018	175,000	197,243
El Paso Corporation	7.42	2-15-2037	90,000	86,449
El Paso Corporation	7.80	8-1-2031	100,000	104,552
Energy Transfer Equity LP	7.50	10-15-2020	300,000	327,000
Exterran Partners LP 144A	6.00	4-1-2021	225,000	218,250
Ferrellgas LP	9.13	10-1-2017	95,000	99,513
Inergy Midstream LP 144A	6.00	12-15-2020	76,000	75,050
Kinder Morgan Energy 144A	6.00	1-15-2018	25,000	27,078
Murphy Oil USA Incorporated 144A	6.00	8-15-2023	30,000	29,775
Petrohawk Energy Corporation	7.88	6-1-2015	95,000	96,886
Petrohawk Energy Corporation	10.50	8-1-2014	60,000	62,478
Pioneer Natural Resources Company	7.50	1-15-2020	145,000	176,901
Plains Exploration & Production Company	8.63	10-15-2019	325,000	360,659
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	260,000	221,000
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	25,000	22,750
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	435,000	348,000
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	205,000	175,275
Sabine Pass Liquefaction LLC 144A	5.63	2-1-2021	75,000	71,625
Sabine Pass Liquefaction LLC 144A	5.63	4-15-2023	75,000	69,563
Sabine Pass LNG LP 144A	6.50	11-1-2020	390,000	391,950
Sabine Pass LNG LP	7.50	11-30-2016	370,000	407,463
Semgroup LP 144A	7.50	6-15-2021	210,000	213,675
Suburban Propane Partners LP	7.38	3-15-2020	60,000	63,600
Suburban Propane Partners LP	7.38	8-1-2021	26,000	27,365
Suburban Propane Partners LP	7.50	10-1-2018	42,000	45,045
Tesoro Corporation	9.75	6-1-2019	90,000	98,663

				4,447,177

Financials: 5.60%

Commercial Banks: 0.42%
CIT Group Incorporated	5.00	5-15-2017	25,000	25,938
CIT Group Incorporated	5.25	3-15-2018	25,000	25,813
CIT Group Incorporated 144A	5.50	2-15-2019	100,000	102,500
CIT Group Incorporated 144A	6.63	4-1-2018	50,000	54,000
Emigrant Bancorp Incorporated 144A	6.25	6-15-2014	275,000	271,906

				480,157

Consumer Finance: 3.69%
Ally Financial Incorporated	5.50	2-15-2017	50,000	52,657
Ally Financial Incorporated	7.50	9-15-2020	90,000	101,250
Ally Financial Incorporated	8.00	3-15-2020	65,000	74,831
Ally Financial Incorporated	8.30	2-12-2015	825,000	891,000

6	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
American General Finance Corporation	5.40%	12-1-2015	$140,000	$142,450
American General Finance Corporation	5.75	9-15-2016	50,000	50,813
American General Finance Corporation	6.50	9-15-2017	50,000	49,750
BMC Software Finance Incorporated 144A	8.13	7-15-2021	45,000	45,563
Clearwire Communications Finance Corporation 144A	12.00	12-1-2015	130,000	137,150
First Data Corporation 144A	11.75	8-15-2021	170,000	158,950
Ford Motor Credit Company LLC	8.00	12-15-2016	25,000	29,047
General Motors Financial Company Incorporated	6.75	6-1-2018	120,000	133,650
GMAC LLC	6.75	12-1-2014	36,000	37,800
Homer City Funding LLC (PIK at 9.23%) ¥	8.73	10-1-2026	149,149	151,386
International Lease Finance Corporation 144A	6.75	9-1-2016	50,000	54,625
International Lease Finance Corporation 144A	7.13	9-1-2018	35,000	38,850
International Lease Finance Corporation	8.63	9-15-2015	75,000	82,313
JBS USA Finance Incorporated	11.63	5-1-2014	420,000	441,000
Nielsen Finance LLC Company	4.50	10-1-2020	15,000	14,250
Nielsen Finance LLC Company	7.75	10-15-2018	515,000	560,063
SLM Corporation	7.25	1-25-2022	70,000	71,575
SLM Corporation	8.00	3-25-2020	265,000	288,188
SLM Corporation	8.45	6-15-2018	125,000	142,500
Springleaf Finance Corporation 144A	6.00	6-1-2020	175,000	162,313
Springleaf Finance Corporation	6.90	12-15-2017	250,000	254,688

				4,166,662

Diversified Financial Services: 0.51%
HUB International Limited Company 144A	8.13	10-15-2018	210,000	231,000
MPH Intermediate Holding Company (PIK at 9.13%) 144A ¥	8.38	8-1-2018	25,000	25,500
Nuveen Investments Incorporated	5.50	9-15-2015	275,000	272,250
Nuveen Investments Incorporated 144A	9.13	10-15-2017	50,000	49,250

				578,000

Insurance: 0.04%
Fidelity & Guaranty Life Holdings Incorporated 144A	6.38	4-1-2021	45,000	45,338

Real Estate Management & Development: 0.16%
Onex Corporation 144A	7.75	1-15-2021	175,000	175,438

REITs: 0.78%
Dupont Fabros Technology Incorporated	8.50	12-15-2017	565,000	596,075
Omega Healthcare Investors Incorporated	6.75	10-15-2022	125,000	132,813
Sabra Health Care Incorporated	5.38	6-1-2023	50,000	47,500
Sabra Health Care Incorporated	8.13	11-1-2018	98,000	105,595

				881,983

Health Care: 1.41%

Health Care Equipment & Supplies: 0.10%
Hologic Incorporated	6.25	8-1-2020	110,000	114,675

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 1.28%
Aviv HealthCare Properties LP	7.75%	2-15-2019	$100,000	$107,000
Centene Corporation	5.75	6-1-2017	75,000	79,125
Community Health Systems Incorporated	5.13	8-15-2018	40,000	40,900
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	55,000	54,450
DaVita HealthCare Partners Incorporated	6.38	11-1-2018	5,000	5,250
HCA Incorporated	5.88	3-15-2022	25,000	25,813
HCA Incorporated	6.50	2-15-2020	175,000	187,906
HCA Incorporated	7.50	11-15-2095	50,000	45,000
HCA Incorporated	8.50	4-15-2019	275,000	297,000
Health Management Associates Incorporated	6.13	4-15-2016	50,000	54,625
HealthSouth Corporation	5.75	11-1-2024	25,000	24,000
HealthSouth Corporation	7.25	10-1-2018	22,000	23,650
HealthSouth Corporation	8.13	2-15-2020	60,000	65,700
MPT Operating Partnership LP	6.38	2-15-2022	50,000	50,875
MPT Operating Partnership LP	6.88	5-1-2021	125,000	131,563
Multiplan Incorporated 144A	9.88	9-1-2018	165,000	182,738
Select Medical Corporation 144A	6.38	6-1-2021	70,000	66,150

				1,441,745

Health Care Technology: 0.03%
Healthcare Technology Intermediate Incorporated (PIK at 8.13%) 144A ¥	7.38	9-1-2018	35,000	35,525

Industrials: 1.72%

Aerospace & Defense: 0.13%
TransDigm Group Incorporated	5.50	10-15-2020	70,000	68,250
TransDigm Group Incorporated	7.75	12-15-2018	75,000	80,250

				148,500

Air Freight & Logistics: 0.18%
Bristow Group Incorporated	6.25	10-15-2022	195,000	199,875

Airlines: 0.16%
Aviation Capital Group Corporation 144A	4.63	1-31-2018	25,000	24,921
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	105,119
Aviation Capital Group Corporation 144A	7.13	10-15-2020	50,000	54,312

				184,352

Commercial Services & Supplies: 0.54%
Covanta Holding Corporation	6.38	10-1-2022	50,000	50,656
Covanta Holding Corporation	7.25	12-1-2020	10,000	10,678
Geo Group Incorporated 144A	5.13	4-1-2023	125,000	115,000
Geo Group Incorporated	6.63	2-15-2021	20,000	20,900
Geo Group Incorporated	7.75	10-15-2017	160,000	166,400
Iron Mountain Incorporated	5.75	8-15-2024	25,000	22,563
Iron Mountain Incorporated	6.00	8-15-2023	115,000	114,138
Iron Mountain Incorporated	8.38	8-15-2021	99,000	107,663

				607,998

8	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 0.25%
Columbus McKinnon Corporation	7.88%	2-1-2019	$75,000	$78,750
H&E Equipment Services Incorporated	7.00	9-1-2022	195,000	207,188

				285,938

Professional Services: 0.15%
Interactive Data Corporation	10.25	8-1-2018	150,000	166,500

Trading Companies & Distributors: 0.22%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	235,000	248,513

Transportation Infrastructure: 0.09%
Florida East Coast Railway Corporation	8.13	2-1-2017	65,000	68,575
Watco Companies LLC 144A	6.38	4-1-2023	30,000	29,625

				98,200

Information Technology: 2.11%

Communications Equipment: 0.18%
Avaya Incorporated	9.75	11-1-2015	50,000	49,500
CyrusOne LP	6.38	11-15-2022	25,000	25,125
Lucent Technologies Incorporated	6.45	3-15-2029	155,000	119,350
SBA Communications Corporation	5.63	10-1-2019	10,000	9,850

				203,825

Electronic Equipment, Instruments & Components: 0.68%
CDW Financial Corporation	12.54	10-12-2017	43,000	44,881
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	730,050

				774,931

Internet Software & Services: 0.02%
Equinix Incorporated	4.88	4-1-2020	10,000	9,625
Verisign Incorporated 144A	4.63	5-1-2023	10,000	9,350

				18,975

IT Services: 1.16%
Audatex North America Incorporated 144A	6.00	6-15-2021	125,000	126,563
Audatex North America Incorporated	6.75	6-15-2018	50,000	53,125
Fidelity National Information Services Incorporated	7.88	7-15-2020	100,000	110,817
First Data Corporation 144A	7.38	6-15-2019	50,000	51,875
First Data Corporation	11.25	3-31-2016	392,000	391,020
SunGard Data Systems Incorporated	7.38	11-15-2018	515,000	547,188
SunGard Data Systems Incorporated	7.63	11-15-2020	25,000	26,750

				1,307,338

Software: 0.07%
Nuance Communications Incorporated 144A	5.38	8-15-2020	85,000	80,963

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.45%

Chemicals: 0.06%
Celanese US Holdings LLC	5.88%	6-15-2021	$20,000	$20,500
Chemtura Corporation	5.75	7-15-2021	50,000	49,375

				69,875

Containers & Packaging: 0.24%
Crown Americas LLC	6.25	2-1-2021	20,000	21,000
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	15,000	16,425
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	50,000	46,750
Owens-Illinois Incorporated	7.80	5-15-2018	60,000	68,400
Sealed Air Corporation 144A	6.88	7-15-2033	70,000	65,100
Silgan Holdings Incorporated	5.00	4-1-2020	50,000	49,750

				267,425

Paper & Forest Products: 0.15%
Georgia-Pacific LLC	8.88	5-15-2031	125,000	171,301

Telecommunication Services: 3.77%

Diversified Telecommunication Services: 1.91%
Citizens Communications Company	7.88	1-15-2027	200,000	191,000
Frontier Communications Corporation	8.13	10-1-2018	60,000	66,000
Frontier Communications Corporation	8.25	5-1-2014	3,000	3,098
GCI Incorporated	6.75	6-1-2021	170,000	161,500
GCI Incorporated	8.63	11-15-2019	368,000	382,720
Qwest Corporation	7.25	9-15-2025	125,000	137,927
Qwest Corporation	7.63	8-3-2021	20,000	20,600
Syniverse Holdings Incorporated	9.13	1-15-2019	365,000	392,375
TW Telecommunications Holdings Incorporated 144A	5.38	10-1-2022	40,000	38,100
TW Telecommunications Holdings Incorporated 144A	6.38	9-1-2023	45,000	44,775
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	445,000	423,863
Windstream Corporation	7.88	11-1-2017	265,000	294,150

				2,156,108

Wireless Telecommunication Services: 1.86%
Cricket Communications Incorporated	7.75	10-15-2020	180,000	204,525
Crown Castle International Corporation	5.25	1-15-2023	100,000	94,500
Crown Castle International Corporation	7.13	11-1-2019	10,000	10,750
MetroPCS Wireless Incorporated 144A	6.25	4-1-2021	10,000	9,975
MetroPCS Wireless Incorporated	6.63	11-15-2020	240,000	249,000
MetroPCS Wireless Incorporated 144A	6.63	4-1-2023	10,000	9,925
MetroPCS Wireless Incorporated	7.88	9-1-2018	130,000	140,725
SBA Telecommunications Corporation	5.75	7-15-2020	100,000	100,500
SBA Telecommunications Corporation	8.25	8-15-2019	7,000	7,595
Sprint Capital Corporation	6.88	11-15-2028	1,100,000	992,750
Sprint Capital Corporation	8.75	3-15-2032	220,000	225,500
Sprint Nextel Corporation 144A	9.00	11-15-2018	25,000	29,188
Sprint Nextel Corporation	11.50	11-15-2021	25,000	32,625

				2,107,558

10	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 1.83%

Electric Utilities: 0.92%
Energy Future Intermediate Holding Company LLC 144A	6.88%	8-15-2017	$25,000	$25,281
IPALCO Enterprises Incorporated	5.00	5-1-2018	100,000	102,750
IPALCO Enterprises Incorporated 144A	7.25	4-1-2016	160,000	174,800
Mirant Mid-Atlantic LLC Series C	10.06	12-30-2028	438,432	485,564
Otter Tail Corporation	9.00	12-15-2016	215,000	247,788

				1,036,183

Gas Utilities: 0.24%
AmeriGas Finance LLC	6.50	5-20-2021	5,000	5,163
AmeriGas Finance LLC	6.75	5-20-2020	175,000	185,500
AmeriGas Finance LLC	7.00	5-20-2022	75,000	79,125

				269,788

Independent Power Producers & Energy Traders: 0.67%
Calpine Construction Finance Corporation 144A	7.25	10-15-2017	335,000	349,238
NRG Energy Incorporated	8.50	6-15-2019	185,000	199,338
NSG Holdings LLC 144A	7.75	12-15-2025	125,000	129,375
Reliant Energy Incorporated	9.24	7-2-2017	67,388	69,241
Reliant Energy Incorporated	9.68	7-2-2026	10,000	10,600

				757,792

Total Corporate Bonds and Notes (Cost $32,788,972)				33,875,751

	Dividend yield		Shares

Preferred Stocks: 19.09%

Financials: 0.08%

Diversified Financial Services: 0.08%
GMAC Capital Trust I ±	8.13		3,457	91,645

Telecommunication Services: 1.96%

Diversified Telecommunication Services: 1.96%
Qwest Corporation	7.00		90,000	2,210,400

Utilities: 17.05%

Electric Utilities: 9.29%
Duke Energy Corporation	5.13		130,000	2,754,700
Indianapolis Power & Light Company	5.65		20,000	2,025,626
Interstate Power & Light Company	5.10		50,000	1,046,500
SCE Trust I	5.63		23,000	503,010
Southern California Edison	6.50		34,908	3,691,521
Wisconsin Public Service	5.08		4,804	484,904

				10,506,261

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	11

Security name	Dividend yield		Shares	Value

Multi-Utilities: 7.76%
DTE Energy Company Series Q	5.25%		100,000	$2,081,000
Integrys Energy Group ±†	6.00		95,000	2,327,500
SCANA Corporation	7.70		165,000	4,357,650

				8,766,150

Total Preferred Stocks (Cost $22,730,805)				21,574,456

	Interest rate	Maturity date	Principal

Term Loans: 2.69%
Alliance Laundry Systems LLC	9.50	12-10-2019	$144,122	145,023
Applied Systems Incorporated	8.25	6-8-2017	20,000	20,100
Capital Automotive LP	4.00	4-10-2019	200,029	200,729
Capital Automotive LP	6.00	4-30-2020	110,000	112,475
CBAC Borrower LLC	8.25	7-2-2020	85,000	87,338
CCM Merger Incorporated	5.00	3-1-2017	164,827	165,445
Centaur LLC	8.75	2-15-2020	125,000	125,938
Dealer Computer Services Incorporated <	0.00	2-15-2021	15,000	15,321
Federal-Mogul Corporation	2.13	12-29-2014	80,976	78,850
Federal-Mogul Corporation	2.13	12-28-2015	41,314	40,230
Focus Brands Incorporated	10.25	8-21-2018	176,935	179,589
Four Seasons Holdings Incorporated	6.25	12-28-2020	25,000	25,375
Level 3 Financing Incorporated	4.00	1-15-2020	250,000	249,793
Philadelphia Energy Solutions LLC	6.25	4-4-2018	224,438	215,460
Spin Holdco Incorporated	4.25	11-14-2019	80,000	80,075
Springleaf Finance Corporation	5.50	5-10-2017	48,000	47,988
Tallgrass Energy Partners LP	5.25	11-13-2018	103,555	104,720
Texas Competitive Electric Holdings LLC	3.71	10-10-2014	1,471,940	1,000,359
Total Safety US Incorporated	9.25	9-11-2020	19,950	20,299
TWCC Holding Corporation	7.00	6-26-2020	15,000	15,375
WASH Multifamily Laundry Systems LLC	5.25	2-21-2019	109,725	109,999

Total Term Loans (Cost $3,398,555)				3,040,481

		Expiration date	Shares
Warrants: 0.08%

Utilities: 0.08%

Electric Utilities: 0.00%
China Hydroelectric Company ADR †		01-25-2014	10,000	184

Gas Utilities: 0.08%
Kinder Morgan Incorporated †		05-25-2017	16,000	84,160

Total Warrants (Cost $42,480)				84,344

12	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 1.73%

Consumer Discretionary: 0.06%

Media: 0.06%
Videotron Limited	5.00%	7-15-2022	$35,000	$32,550
Videotron Limited	9.13	4-15-2018	35,000	36,706

				69,256

Energy: 0.07%

Oil, Gas & Consumable Fuels: 0.07%
Griffin Coal Mining Company Limited 144A(s)	9.50	12-1-2016	93,118	75,659

Financials: 0.10%

Consumer Finance: 0.10%
Wind Acquisition Finance SpA 144A	11.75	7-15-2017	110,000	114,950

Health Care: 0.13%

Pharmaceuticals: 0.13%
VPII Escrow Corporation 144A	6.75	8-15-2018	50,000	52,938
VPII Escrow Corporation 144A	7.50	7-15-2021	85,000	90,950

				143,888

Information Technology: 0.31%

Computers & Peripherals: 0.31%
Seagate Technology HDD Holdings 144A	4.75	6-1-2023	150,000	138,375
Seagate Technology HDD Holdings	6.80	10-1-2016	50,000	55,625
Seagate Technology HDD Holdings	6.88	5-1-2020	80,000	86,200
Seagate Technology HDD Holdings	7.00	11-1-2021	65,000	70,363

				350,563

Materials: 0.24%

Metals & Mining: 0.17%
Novelis Incorporated	8.38	12-15-2017	100,000	107,250
Novelis Incorporated	8.75	12-15-2020	75,000	81,563

				188,813

Paper & Forest Products: 0.07%
Sappi Limited 144A	7.50	6-15-2032	100,000	77,250

Telecommunication Services: 0.82%

Diversified Telecommunication Services: 0.78%
Intelsat Bermuda Limited 144A	7.75	6-1-2021	95,000	97,850
Intelsat Bermuda Limited 144A	8.13	6-1-2023	40,000	41,800
Intelsat Jackson Holdings Limited 144A	5.50	8-1-2023	200,000	185,500
Intelsat Jackson Holdings Limited	7.25	4-1-2019	275,000	294,938
Intelsat Jackson Holdings Limited	7.50	4-1-2021	50,000	54,000
Intelsat Jackson Holdings Limited	8.50	11-1-2019	40,000	43,500

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Utilities and High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA	7.25%	10-15-2020	$150,000	$160,125

				877,713

Wireless Telecommunication Services: 0.04%
Telesat Canada Incorporated 144A	6.00	5-15-2017	50,000	51,875

Total Yankee Corporate Bonds and Notes (Cost $1,908,001)				1,949,967

	Yield		Shares
Short-Term Investments: 2.18%

Investment Companies: 2.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u) ##	0.09		2,462,946	2,462,946

Total Short-Term Investments (Cost $2,462,946)				2,462,946

Total investments in securities
(Cost $116,601,747) *	116.76%	131,935,058
Other assets and liabilities, net	(16.76)	(18,933,937)

Total net assets	100.00%	$113,001,121

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

##	All or a portion of this security has been segregated for unfunded loans.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(i)	Illiquid security for which the designation as illiquid is unaudited

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

*	Cost for federal income tax purposes is $117,313,761 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$19,080,389
Gross unrealized depreciation	(4,459,092)

Net unrealized appreciation	$14,621,297

Report of Independent Registered Public Accounting Firm

The Board of Trustees of

Wells Fargo Advantage Utilities and High Income Fund:

We have audited the financial statements of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2013, and for each of the years presented and have issued our unqualified report thereon dated October 28, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audit included an audit of the Fund’s portfolio of investments (the “Portfolio”) as of August 31, 2013 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

October 28, 2013

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 8, 2012

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities and High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)

Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter)

or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.

FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD
THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.

FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.

CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.

CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.

FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Dividends THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

FOR

Share Repurchase Plans THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply	AGAINST

a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	AGAINST

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

FOR CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

•    anticipated financial and operating benefits;

•    offer price (cost versus premium);

•    prospects for the combined companies;

•    how the deal was negotiated;

•    changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

•    eliminating the need for annual meetings of mutual fund shareholders;

•    entering into or extending investment advisory agreements and management contracts;

•    permitting securities lending and participation in repurchase agreements;

•    changing fees and expenses; and

•    changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as an overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Niklas Nordenfelt, CFA

Mr. Nordenfelt has been with Wells Capital Management since 2003. He is currently a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team at Wells Capital Management. He began his investment career in 1991.

Philip Susser

Mr. Susser is currently a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team at Wells Capital Management. He began his investment career in 1995.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended August 31, 2013.

Timothy O’Brien

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	0	0
Total assets of above accounts (millions)	$835	$0.0	$0.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	32
Total assets of above accounts (millions)	$2,189.8	$480.7	$2,281.4

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$217.9	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	32
Total assets of above accounts (millions)	$2,189.8	$480.7	$2,281.4

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$217.9	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2013:

Timothy O’Brien	$10,001 - $50,000
Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99(a)(1).

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Utilities and High Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Utilities and High Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 28, 2013

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: October 28, 2013